UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CONFEDERATE MOTORS, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONFEDERATE MOTORS, INC.
2222 5th Avenue South
Birmingham, Alabama 35233
(205) 324-9888

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 27, 2010

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Confederate Motors, Inc., a Delaware corporation (together with its subsidiaries, “Company,” “Confederate,” “we,” “us” or “our”), which will be held on October 27, 2010, at 9:00 A.M. at 2222 5th Avenue South, Birmingham, Alabama 35233, for the following purposes:

1.           To elect two (2) directors to hold office for a one year term and until each of their successors are elected and qualified.

2.           To approve the name change from “Confederate Motors, Inc.” to “CM Design, Inc.”

  3.         To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended December 31, 2009 is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on September 20, 2010 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 2222 5th Avenue South, Birmingham, Alabama 35233.

By Order of the Board of Directors

H. Matthew Chambers
CEO and Chairman of the Board of Directors
September 20, 2010
Birmingham, Alabama

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

CONFEDERATE MOTORS, INC.
2222 5th Avenue South
Birmingham, Alabama 35233
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 27, 2010

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Confederate Motors, Inc. (together with its subsidiaries, the “Company”, “Confederate”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at 2222 5th Avenue South, Birmingham, Alabama 35233, on October 27, 2010 and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Confederate’s shareholders on September 20, 2010.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on September 20, 2010 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the September 20, 2010, there were approximately 12,954,998 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 50 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 2222 5th Avenue South, Birmingham, Alabama 35233, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The two (2) nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed amendment to our Articles of Incorporation changing our name to CM Design, Inc., the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the approval of the name change.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 2222 5th Avenue South, Birmingham, Alabama 35233 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of one (1) authorized director.  A total of two (2) additional directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  Our current Director, H. Matthew Chambers, is not up for re-election because he is a Class III Director and in accordance with the terms of the staggered board implemented by stockholder approval dated October 22, 2008 is not up for re-election until 2013.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

The Company’s sole current director is Mr. H. Matthew Chambers. Mr. Chambers earned a bachelor of arts in business administration from Louisiana State University in 1975, and went on to receive a Juris Doctor degree from LSU in 1978. On January 1, 1979, Chambers began a 13 year career as a solo practitioner of law in Baton Rouge. Chambers currently has dual-residences in Birmingham, Alabama and New Orleans, Louisiana, where his family resides.  He is not up for re-election because he is a Class III Director and in accordance with the terms of the staggered board implemented by stockholder approval dated October 22, 2008 is not up for re-election until 2013.

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board of Directors also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the two (2) new director nominees:

Mr. G. Chance Turner has served as our general counsel since 2007.  He has nine years experience in the private practice of law.  He is a solo practitioner who specializes in criminal defense; however his practice areas range from criminal law to business law.  Mr. Turner spent his free time during law school volunteering for the Tuscaloosa, Alabama Public Defender’s Office where he learned to litigate.  He currently serves on the Board of Directors of Reynolds Oil Company located in Lawrenceville, GA.  He is an active member of the Alumni Association for the University of Alabama and The Altamont School. Mr. Turner has a bachelor’ degree in English from the University of Alabama and a Juris Doctor from the University of Alabama, School of Law.

Paolo Chiaia is a member of the board of directors of Finanzattiva Sim (securities broker), BPUPRAMERICA SGR (Asset Management Company joint venture between BPU with Prudential), IWBank (major player in online trading), and Centrobanca (in charge for Investment Banking activities).

Paolo served as a senior executive from 1999 to 2004 at Gruppo Banca Popolare di Bergamo (10th largest Italian Banking Group) where he was in charge of the capital markets activities of the Group. The department deals with securities and derivatives trading, both listed and over the counter, debt capital market, equity capital market, M&A. In 1998 he was head of the sales team covering Italian clients with reference to all financial products: fixed income, foreign exchange, emerging markets and corporate bonds.

From 1993 to 1999 Paolo served as a broker at JP Morgan in charge of both Italian and foreign institutional clients. From 1987 to 1993 he worked for Montedison (Italian Chemical Group) in the Treasury department in charge of FX and Interest Rate risk management, both for the Holding Company and for the Italian and foreign subsidiaries. Paolo graduated with top marks from Bocconi University in 1986.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

NAME CHANGE

The name of the Company is currently “Confederate Motors, Inc.” A vote will be held at the Annual Meeting to determine whether the Company’s name will be changed to “CM Design, Inc.” The officers and directors of the Company feel that the name “CM Design, Inc.” more accurately reflects the vision and direction of the Company.

The name change is being proposed in connection with the possibility of obtaining a low interest loan from the City of New Orleans.  We submitted a loan application and all other relevant documentation to the City Council for the loan.  The loan is for $750,000 with an interest rate of 3.5% per annum which loan shall be repaid over 120 months.  The loan will be collateralized by a first priority security interest on the Company’s assets and a personal guaranty.  The proceeds of the loan will be used for the relocation, development, renovation and improvement of a new corporate headquarters and production facility located in New Orleans, Louisiana.  We believe the loan is in the best interest of the Company and its shareholders and we intend to change our name in accordance with the conditions of the loan from the City of New Orleans. The council has approved the loan subject to our representation that we would change our corporate name to CM Design, Inc.  For a more detailed discussion and a copy of the Loan Agreement with the City of New Orleans please refer to our Form 10-K for our fiscal year ended December 31, 2009.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” CHANGING THE NAME OF THE COMPANY TO “CM DESIGN, INC.”

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met 1 time during fiscal year ended December 31, 2009. No director attended less than 100% of the meetings.  Additionally, the Board acted 1 time by unanimous written consent in lieu of a meeting during 2009.

Confederate encourages its directors to attend the Annual Meeting of shareholders, and all directors attended the 2009 annual meeting.

There is a dispute as to the number of directors (1 or 2). The Company contends that Mr. Terny resigned from his position as Director in January 2010 and Mr. Terny contends that he has not resigned as Director.  The Company recently filed a complaint for declaratory judgment on the following items: (i) to declare that Matthew Chambers has the authority to appoint a majority of the members of the board of directors and to require the directors to comply with the Company’s corporate documents and agreements; (ii) if Matthew Chambers does not have the authority to appoint the majority of directors, then, the courts should void any and all previous appointments of directors; and (iii) to declare that Mr. Francois-Xavier Terny has breached the terms of his consulting agreement. These issues are currently being litigated.

Audit Committee

We do not have an audit committee financial expert.  We do not have an audit committee financial expert because we believe the cost related to retaining a financial expert at this time is prohibitive.  Furthermore, because we are only beginning our commercial operations, at the present time, we believe the services of a financial expert are not warranted.

Compensation Committee

Our Board of Directors does not have any standing committees.

Nominating Committee

Our Board of Directors does not have any standing committees.

Code of Ethics

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board of Directors also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Director Compensation

Our directors do not receive a fee for attending each board of directors meeting or meeting of a committee of the board of directors. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Executive Officers and Significant Employees

In addition to Mr. Chambers, whose biographical information is set forth above, the Company’s other executive officer is Joseph Mitchell and is biographical information is below:

Executive Officers:

Joseph Mitchell has served as Executive Vice President and our Chief Financial Officer since November 2006.  He has over 17 years of experience in financial operations and management in the financial services, technology, healthcare and manufacturing sectors, including 3 years at HealthSouth. During his time at HealthSouth, he held various senior management positions, including Director of Business Development, Audit Director and Assistant Controller, and was instrumental in the company being re-listed on the NYSE. Prior to HealthSouth, Joseph spent 4 years at Dell Financial Services and served as the Financial Reporting Manager and Corporate Governance Manager, where he led a team in implementing financial and internal controls for SEC compliance. Prior to Dell, he spent 4 years at AmSouth as the Finance Manager where he directed the integration of the financial operations for a $500 million acquisition.

Mr. Mitchell earned a bachelor's degree in accounting from the University of Alabama. He holds an MBA from the University of Alabama Birmingham. He is a licensed CPA.

Executive Officer Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the calendar years ended December 31, 2009 and 2008 in all capacities for the accounts of our executives, including the Chief Executive Officer (CEO) and Chief Financial Officer (CFO):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year ($)	Salary ($)(3)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Totals ($)
H. Matthew Chambers, President and Chief	2009	118,066	0	1,650,000	0	0	0	43,588	1,811,654
Executive Officer	2008	155,341	0	0	0	0	0	46,517	201,858
	2007	98,000	0	0	0	0	0	44,693	142,693

Joseph Mitchell, Executive VP, Chief Financial	2009	130,508		202,500	0	0	0	0	333,008
Officer, Secretary	2008	120,006	0	0	0	0	0	0	120,006
	2007	92,000	0	0	0	0	0	0	92,000

(1) Stock awards were issued to key officers and employees for their participation in the planned reverse recapitalization.  Mr. Chambers was awarded 1,100,000 common shares with an underlying valuation of $1.50 per share at the time of the reverse merger date of 2/12/2009.  Mr. Mitchell was awarded 135,000 common shares with an underlying valuation of $1.50 per share on the same date.
(2) For Mr. Chambers, the amount shown in this column is Company paid rent for the corporate apartment in Birmingham and other perquisites.
(3) Mr. Chambers and Mr. Mitchell did not receive their full salary and guaranteed bonus per their employment agreements (see below). Both have waived payment of the underpaid amount except under the condition of involuntary termination without cause.

Employment Agreements

The Company has employment agreements with H. Matthew Chambers and Joseph Mitchell.  The employment agreements have a three-year term and will automatically extend in one-year increments unless we notify the executive in that year that his employment agreement will not be extended.

The employment agreements provide for annual base salaries at the following initial rates: $180,000 for H. Matthew Chambers and $144,000 for Joseph Mitchell. The annual base salaries will be reviewed each year by our board of directors (or compensation committee, if we then have one), but cannot be decreased from the amount in effect in the previous year. The employment agreements also make each executive eligible for annual bonuses determined by our board of directors (or compensation committee, if any). The employment agreements also provide that these officers are eligible to participate in our equity incentive plans and other employee benefit programs.

The employment agreements impose on each employee post-termination non-competition, non-solicitation and confidentiality obligations. Under the agreements, each officer will agree not to compete with our business in the United States, subject to certain limited exceptions, for a period of two years after termination of his employment (provided that the agreements are terminated other than for good reason by the officers or without cause by us). Each officer will further agree, for a period of three years after termination of his employment, to refrain from inducing, or attempting to induce, any of our customers or employees to curtail or terminate their relationship or employment with us, as applicable. Each officer will also agree to maintain the confidentiality of all confidential or proprietary information of our company, and assign any inventions to us that he acquired or developed during his relationship with us.

The employment agreements provide for payments and benefits upon termination of employment in addition to those previously accrued. If the executive is terminated due to death or disability, the executive will receive (in addition to items previously accrued):

▪             instead of a bonus (other than accrued and unpaid guaranteed bonus) for that year, a lump sum cash payment equal to the average annual bonus in recent years (calculated as described below), prorated to reflect the part of the year completed before termination; and

▪             in case of disability, continued health, medical and life insurance coverage until age 65.

If we terminate the executive’s employment without cause, including after a change in control, or if the executive terminates employment for good reason, the executive will receive (in addition to items previously accrued):

▪             a lump sum cash payment equal to (1) the sum of his then-current annual base salary, plus his then-current guaranteed cash bonus, plus the average annual bonus in recent years (calculated as described below), multiplied by 3, in the case of H. Matthew Chambers and 2 in the case of each of Joseph Mitchell and Ed Jacobs;

▪             instead of a bonus (other than accrued and unpaid guaranteed bonus) for that year, a lump sum cash payment equal to his average annual bonus in recent years (calculated as described below), which, unless the termination occurs within the period beginning on the date of a change in control and ending two years after a change in control, will be prorated to reflect the part of the year completed before termination; and

▪             continued health, medical and life insurance coverage for one year.

In each case, the average annual bonus in recent years is calculated by using the most recent (up to three) calendar years in which the executive worked for us for the entire year. If the executive was not eligible for, or did not receive, a bonus during any of those years, then we deem the average annual bonus to be equal to the target annual bonus for the year of termination. When calculating the average annual bonus, any guaranteed cash bonus is disregarded.

If payments under the employment agreement are subject to the golden parachute excise tax, we must pay an additional gross-up amount so that his after-tax benefits are the same as if no excise tax had applied.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

The Company recently filed a complaint for a declaratory judgment on the following items: (i) to declare that Matthew Chambers has the authority to appoint a majority of the members of the board of directors and to require the directors to comply with the Company’s corporate documents and agreements; (ii) if Matthew Chambers does not have the authority to appoint the majority of directors, then, the courts should void any and all previous appointments of directors; and (iii) to declare that Mr. Francois-Xavier Terny has breached the terms of his consulting agreement. These issues are currently in dispute.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and are required to furnish copies to the Company. To the best of the Company’s knowledge, any reports required to be filed were timely filed in fiscal year ended December 31, 2009.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees:

For the Company’s fiscal year ended December 31, 2009, we were billed approximately $74,962 for professional services rendered for the audit and review of our financial statements. That total amount consisted of $38,753 for the auditing and review of the financial statements for the fiscal year 2009.

Other Fees:

The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal year ended December 31, 2009.

TRANSACTIONS WITH RELATED PERSONS

During 2008, the Company paid advances to Matthew Chambers in the amount of $21,100.  Mr. Chambers serves as the Chief Executive Officer of the Company.

During 2009, the advance was satisfied by Mr. Chambers, the amount was advanced prior to the Company becoming a public entity subject to the provisions set forth in Sarbanes-Oxley.

On September 30, 2009, the Company entered into a consulting agreement with Mr. Terny, a disputed Director of the Board.  The agreement calls for Mr. Terny to work with the Company to form the distribution channels for all the worldwide retail stores for distribution of the Company’s motorcycles, work with the Company to decrease the material costs to produce its motorcycles, and other services as the Company may reasonably request from time to time.  The term of the agreement is until the Company achieves certain financial results, but in any event for at least 24 months.  The compensation for the consulting agreement is 505,000 shares of restricted common stock awarded at execution date of the agreement.  The non cash stock based compensation was expensed during the period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

As of September 20, 2010, our authorized capitalization was 220,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, $0.001 par value per share and 20,000,000 shares of preferred stock, no par value per share. As of September 20, 2010, there were 12,954,998 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of September 20, 2010, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors and director nominees, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

The address of each owner who is an officer or director is c/o the Company at 2222 5th Avenue South, Birmingham, Alabama 35233.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after December 31, 2009 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

		Percentage of shares outstanding
Beneficial owner	Number of shares beneficially owned(1)	Outstanding(2)	Fully Diluted(3)
RSC Affiliated Businesses, LLC (4)	2,633,220	20.3%	19.7%
Francois Terny, Director**	805,000	6.2%	6.0%
Joseph Mitchell, Chief Financial Officer	316,985	2.4%	2.4%

All directors and executive officers as a group	3,755,205	29.0%	28.1%

Sharp Capital	3,406,283	26.3%	25.5%
Oldenway 1 (5)	1,239,913	9.6%	9.3%
Oldenway 2 (6)	1,239,913	9.6%	9.3%

______________________

**    The Company contends that Mr. Terny resigned from his position as Director in January 2010 and Mr. Terny contends that he has not resigned as Director - the issue is currently in dispute.

(1)      Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.

(2)      A total of 12,954,998 shares of the Company’s common stock are considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3)      A total of 13,364,998 shares of the Company’s common stock are considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(4)      Matthew Chambers, our chief executive officer and Director, has voting and investment power over these securities.  Matthew Chambers disclaims beneficial ownership over the securities held by RSC Affiliated Businesses, LLC.

(5)      Nazir Mohammed Parker, the principal of Oldenway 1, is deemed to be beneficial owners of all of the shares of common stock owned by Oldenway 1. Mr. Parker has voting and disposition power over the shares beneficially owned by Oldenway1.

(6)      Nazir Mohammed Parker, the principal of Oldenway 2, is deemed to be beneficial owners of all of the shares of common stock owned by Oldenway 2. Mr. Parker has voting and disposition power over the shares beneficially owned by Oldenway2.

Public Market for Common Stock

Our Common Stock is quoted on the Over The Counter Bulletin Board (“OTCBB”), under the trading symbol “CFED.OB.” The stock does not trade but is listed on the bulletin board.  Our Common Stock may remain at or near its ask price and at any given time the trading volume may be relatively small or non-existent. There can be no assurance that a broader or more active public trading market for our Common Stock will develop or be sustained. If such a market is developed, we cannot assure you what the market price of our Common Stock will be in the future.

Holders

As of December 31, 2009, we had 200,000,000 shares of common stock, par value $0.001 authorized, of which 12,954,998 shares were issued and outstanding.  There are approximately 50 shareholders of our common stock and each shareholder of our common stock is entitled to one vote for each share on all matters submitted to a stockholder vote.

Holders of common stock do not have cumulative voting rights.

Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Although there are no provisions in our charter or by-laws that may delay, defer or prevent a change in control, we are authorized, without shareholder approval, to issue shares of preferred stock that may contain rights or restrictions that could have this effect.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Dividends

Since inception we have not paid any dividends on our common stock. We currently do not anticipate paying any cash dividends in the foreseeable future on our common stock. Although we intend to retain our earnings, if any, to finance the exploration and growth of our business, our Board of Directors will have the discretion to declare and pay dividends in the future. Payment of dividends in the future will depend upon our earnings, capital requirements, and other factors, which our Board of Directors may deem relevant.

Recent Sales of Unregistered Securities

None.

Equity Compensation Plan Information

 The following table sets forth certain information as of December 31, 2009, with respect to compensation plans under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
	_________________	_________________	_________________
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation	None
Plans approved by
Security holders

Equity compensation	None
Plans not approved
By security holders

Total	None

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Confederate Motors, Inc., 2222 5th Avenue South, Birmingham, Alabama 35233, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2010 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2010 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2010 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2011 Annual Meeting is changed by more than thirty (30) days from the date of the 2010 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws. Notices should be directed to: Confederate Motors, Inc., 2222 5th Avenue South, Birmingham, Alabama 35233, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 2222 5th Avenue South, Birmingham, Alabama 35233 or by calling telephone number (205) 324-9888.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Confederate Motors, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ H. Matthew Chambers
Chairman of the Board

Birmingham, Alabama
September 20, 2010

 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CONFEDERATE MOTORS, INC.

The undersigned hereby appoints H. Matthew Chambers as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on October 27, 2010 at 9:00 A.M. at 2222 5th Avenue South, Birmingham, Alabama 35233, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

G. Chance Turner Paolo Chiaia

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and FOR Proposal No. 2.

1.	To elect two (2) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To change the name of the Company to “CM Design, Inc.”

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2010

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.